Exhibit 99.1

FOR:	International Speedway Corporation
CONTACT:	Investor Relations (386) 681-6516
FOR IMMEDIATE RELEASE

ISC ANNOUNCES ANTICIPATED CLOSING DATE FOR ACQUISITION BY NASCAR

DAYTONA BEACH, Fla., Oct. 8, 2019 -- International Speedway Corporation (NASDAQ: ISCA) (“ISC”) has delivered a written communication to NASDAQ stating that it has called a special meeting of shareholders on October 16, 2019, for the purpose of voting to approve the merger (the “Merger”) of Nova Merger Sub, Inc., a Florida corporation (“Merger Sub”) and a wholly owned subsidiary NASCAR Holdings, Inc., a Florida Corporation (“Parent”), with and into the Company. The Merger is anticipated to close on October 18, 2019, subject to satisfaction or waiver of all closing conditions. ISC delivered the foregoing written communication in accordance with the requirements of section 12(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to further notify NASDAQ that, on October 18, 2019, ISC intends to direct NASDAQ to suspend trading in shares of ISC Class A common stock, and to also request that NASDAQ file a Form 25 with the United States Securities and Exchange Commission. The Form 25 starts the formal process by which ISC’s Class A common stock will be delisted from NASDAQ and withdrawn from the reporting requirements under the Exchange Act.

TRANSACTION DETAILS
Under the terms of the merger agreement with Parent, stockholders of ISC (other than holders who have elected to dissent from the Merger and seek appraisal rights and holders of the rollover shares (as defined in the merger agreement)) will receive $45.00 in cash in exchange for their shares. The merger agreement was unanimously adopted by a special committee of independent directors of the board of directors of ISC (the “Board”) as well as the Board. The transaction remains subject to the receipt of approval of ISC’s shareholders and is conditioned on other customary closing conditions.
Upon the closing of the Merger, Parent will own 100% of the outstanding shares of ISC. Therefore, because ISC will become a wholly owned subsidiary of Parent after the closing, Parent and ISC have agreed to take certain steps to delist ISC’s Class A common stock from NASDAQ and to withdraw such shares from the reporting obligations under the Exchange Act.

Exhibit 99.1

PARENT
NASCAR Holdings, Inc., through its subsidiaries, operates as a sports sanctioning body. It also provides news, statistics, and information services on races, drivers, teams, and industry events. NASCAR Holdings, Inc. was founded in 2004 and is based in Daytona Beach, Florida.
ISC
International Speedway Corporation is a leading promoter of motorsports activities, currently promoting more than 100 racing events annually as well as numerous other motorsports-related activities. ISC owns and/or operates 13 of the nation's major motorsports entertainment facilities, including Daytona International Speedway® in Florida (home of the DAYTONA 500®); Talladega Superspeedway® in Alabama; Michigan International Speedway® located outside Detroit; Richmond Raceway® in Virginia; Auto Club Speedway of Southern CaliforniaSM near Los Angeles; Kansas Speedway® in Kansas City, Kansas; ISM Raceway near Phoenix, Arizona; Chicagoland Speedway® and Route 66 RacewaySM near Chicago, Illinois; Homestead-Miami SpeedwaySM in Florida; Martinsville Speedway® in Virginia; Darlington Raceway® in South Carolina; and Watkins Glen International® in New York.
ISC also owns and operates Motor Racing NetworkSM, the nation's largest independent sports radio network, Racing Electronics, the leader in motorsports communication technology and equipment and Americrown Service CorporationSM, a subsidiary that provides catering services, and food and beverage concessions. In addition, ISC owns ONE DAYTONA, the retail, dining and entertainment development across from Daytona International Speedway, and has a 50 percent interest in the Hollywood Casino at Kansas Speedway. For more information, visit ISC's Web site at www.internationalspeedwaycorporation.com.
IMPORTANT ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT
This communication is being made in respect of the proposed merger transaction (the “Merger”) involving International Speedway Corporation (“ISC”) and NASCAR Holdings, Inc. (“Parent”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, ISC has filed a proxy statement and other documents with the Securities and Exchange Commission (the “SEC”). Before making any voting decision, investors and shareholders of ISC are urged to carefully read the definitive proxy statement filed on September 17, 2019, because it contains important information regarding ISC, Parent and the Merger
This press release is not a substitute for the proxy statement or any other document which ISC may file with the SEC in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF ISC ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ISC HAS FILED, OR WILL BE FILED, WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement and other documents filed by ISC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by ISC may be obtained free of charge from ISC at www.internationalspeedwaycorporation.com under investor relations.
FORWARD-LOOKING STATEMENTS
All statements in this communication other than statements of historical fact contained in this report are forward-looking statements. Forward-looking statements usually relate to future events and anticipated revenues, earnings, cash flows or other aspects of our operations or operating results. Forward-looking statements are often identified by the words “anticipate,” “guidance,” “assumptions,” “projects,” “estimates,” “outlook,” “expects,” “continues,” “intends,” “plans,” “believes,” “forecasts,” “future,” “potential,” “may,” “foresee,” “possible,” “should,” “would,” “could” and variations of such words or similar expressions, including the negative thereof. These forward-looking statements are based on our current expectations, beliefs and assumptions concerning future developments and

Exhibit 99.1

business conditions and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.
Risks and uncertainties that could cause results to differ materially from those expected by the management of ISC include the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that ISC’s shareholders may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of ISC common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of ISC to retain and hire key personnel and maintain relationships with its suppliers and customers and on its operating results and businesses generally, the risk that the proposed transaction could distract management of ISC, the risk that ISC will incur substantial costs in connection with the proposed transaction, as well as other important factors that could cause actual results to differ materially from those projected. All of ISC’s forward-looking statements involve risks and uncertainties (some of which are significant or beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in ISC’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time by ISC with the SEC. ISC cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. ISC undertakes no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.